                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of Mercantile Bank Corporation (the "Issuer").

         I, Gerald R. Johnson, Jr., Chairman and Chief Executive Officer of the Issuer, certify that:

         (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: February 26, 2004

                                         /s/ Gerald R. Johnson, Jr.
                                         ------------------------------------
                                         Gerald R. Johnson, Jr.
                                         Chairman and Chief Executive Officer